Putnam Global Communications Fund
The fund's portfolio
5/31/19 (Unaudited)

COMMON STOCKS (99.1%)(a)
	Shares	Value
Diversified telecommunication services (20.1%)
AT&T, Inc.	38,216	$1,168,645
Cellnex Telecom, SA 144A (Spain)	30,073	1,056,215
Deutsche Telekom AG (Germany)	16,385	276,556
Verizon Communications, Inc.	28,300	1,538,105

		4,039,521
Entertainment (14.9%)
Activision Blizzard, Inc.	6,000	260,220
Live Nation Entertainment, Inc.(NON)	7,700	468,314
Netflix, Inc.(NON)	3,758	1,290,046
TWDC Enterprises 18 Corp.	7,400	977,096

		2,995,676
Equity real estate investment trusts (REITs) (3.4%)
SBA Communications Corp.(NON)	3,200	692,512

		692,512
Interactive media and services (24.3%)
Alphabet, Inc. Class A(NON)	3,285	3,634,853
Facebook, Inc. Class A(NON)	7,000	1,242,290

		4,877,143
IT Services (4.3%)
21Vianet Group, Inc. ADR (China)(NON)	32,200	230,230
InterXion Holding NV (Netherlands)(NON)	8,600	633,906

		864,136
Media (13.2%)
Charter Communications, Inc. Class A(NON)	2,586	974,405
Comcast Corp. Class A	21,764	892,324
Discovery, Inc. Class C(NON)	22,600	579,464
Fox Corp. Class A(NON)	5,733	201,974

		2,648,167
Semiconductors and semiconductor equipment (2.2%)
NXP Semiconductors NV	5,100	449,616

		449,616
Software (4.7%)
Microsoft Corp.	7,646	945,657

		945,657
Wireless telecommunication services (12.0%)
SoftBank Group Corp. (Japan)	9,200	863,227
T-Mobile US, Inc.(NON)	12,300	903,312
Vodafone Group PLC (United Kingdom)	392,660	640,742

		2,407,281

Total common stocks (cost $16,856,511)		$19,919,709

SHORT-TERM INVESTMENTS (1.2%)(a)
	Shares	Value
Putnam Short Term Investment Fund 2.52%(AFF)	242,704	$242,704

Total short-term investments (cost $242,704)		$242,704
TOTAL INVESTMENTS

Total investments (cost $17,099,215)		$20,162,413

	FORWARD CURRENCY CONTRACTS at 5/31/19 (aggregate face value $6,260,956) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Australian Dollar	Buy	6/26/19	$12,495	$12,823	$(328)
		British Pound	Sell	6/19/19	536,201	563,828	27,627
		Euro	Buy	6/19/19	1,002,788	1,029,374	(26,586)
		Japanese Yen	Buy	6/26/19	461,686	448,461	13,225
	Barclays Bank PLC
		British Pound	Buy	6/19/19	52,127	54,034	(1,907)
		British Pound	Sell	6/19/19	52,127	52,273	146
		Euro	Sell	6/19/19	349,773	353,504	3,731
		Hong Kong Dollar	Buy	6/26/19	52,858	52,862	(4)
		Swiss Franc	Buy	6/19/19	82,616	83,590	(974)
	Citibank, N.A.
		Euro	Sell	6/19/19	237,470	241,079	3,609
		Japanese Yen	Buy	6/26/19	61,541	60,700	841
	Goldman Sachs International
		Euro	Sell	6/19/19	808,942	830,524	21,582
		New Zealand Dollar	Buy	6/26/19	21,075	21,959	(884)
	HSBC Bank USA, National Association
		Chinese Yuan (offshore)	Sell	6/26/19	289,972	296,445	6,473
		Euro	Sell	6/19/19	75,391	75,551	160
	JPMorgan Chase Bank N.A.
		British Pound	Sell	6/19/19	87,807	94,837	7,030
		Canadian Dollar	Buy	6/26/19	73,735	74,934	(1,199)
		Japanese Yen	Buy	6/26/19	374,355	363,667	10,688
		New Zealand Dollar	Buy	6/26/19	12,828	13,366	(538)
		Norwegian Krone	Buy	6/19/19	114,993	118,011	(3,018)
		Singapore Dollar	Buy	6/26/19	142,358	143,432	(1,074)
		Swedish Krona	Buy	6/19/19	147,907	152,865	(4,958)
	State Street Bank and Trust Co.
		Australian Dollar	Buy	6/26/19	74,971	76,936	(1,965)
		British Pound	Buy	6/19/19	789,499	829,916	(40,417)
		Israeli Shekel	Buy	6/26/19	13,619	13,687	(68)
	UBS AG
		Canadian Dollar	Buy	6/26/19	199,069	202,298	(3,229)

	Unrealized appreciation						95,112

	Unrealized (depreciation)						(87,149)

	Total						$7,963
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2018 through May 31, 2019 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
	On June 21, 2019, Putnam Global Communications Fund, known as Putnam Global Telecommunications Fund prior to November 30, 2018, merged into Putnam Global Technology Fund.
(a)	Percentages indicated are based on net assets of $20,108,450.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 8/31/18	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 5/31/19
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$6,438,455	$6,438,455	$6,366	$—
	Putnam Short Term Investment Fund**	703,119	8,117,019	8,577,434	9,554	242,704

	Total Short-term investments	$703,119	$14,555,474	$15,015,889	$15,920	$242,704
	* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	At the close of the reporting period, the fund maintained liquid assets totaling $48,224 to cover certain derivative contracts.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	DIVERSIFICATION BY COUNTRY⌂
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	81.7%
	Spain	5.2
	Japan	4.3
	United Kingdom	3.2
	Netherlands	3.1
	Germany	1.4
	China	1.1

	Total	100.0%
	⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $45,679 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$14,131,048	$2,836,740	$—
Information technology	2,259,409	—	—
Real estate	692,512	—	—

Total common stocks	17,082,969	2,836,740	—
Short-term investments	242,704	—	—

Totals by level	$17,325,673	$2,836,740	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$7,963	$—

Totals by level	$—	$7,963	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$95,112	$87,149

Total	$95,112	$87,149

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$11,500,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com